UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2020

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NETE	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure provided in Part B of Item 5.02 of this Report is hereby incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A.     On December 1, 2020, the stockholders of Net Element, Inc. (the “Company”) approved at the 2020 annual meeting of stockholders of the Company (the “Annual Meeting”) an amendment to its 2013 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Common Stock available for issuance thereunder by 210,500 shares of Common Stock (the “Plan Amendment”). After such approval, the Company entered into the Plan Amendment, dated on December 1, 2020. The form of the Plan Amendment was previously filed as Appendix “A” to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 13, 2020.

B.     On December 1, 2020, the stockholders of the Company approved the previously disclosed on Form 8-K, filed on September 3, 2020, equity awards outside of the Plan: (i) 119,361 restricted shares of the Company common stock, vesting immediately on the grant date, to Oleg Firer, the Chief Executive Officer of the Company; (ii) 12,287 restricted shares of the Company common stock, vesting immediately on the grant date, to Steven Wolberg, the Chief Legal Officer of the Company; and (iii) 4,824 restricted shares of the Company common stock, vesting immediately on the grant date, to Jefferey Ginsberg, the Chief Financial Officer of the Company. Such awards of restricted shares common stock of the Company were subject to and contingent upon the Company shareholders’ approval for purposes of compliance with the Nasdaq Rule 5635(c). Upon such approval, such restricted shares of the Company common stock were issued to each of Mr. Firer, Mr. Wolberg and Mr. Ginsberg under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 1, 2020. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: To elect four directors of the Company, three of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2021.

Name of Director	For	Withheld	Broker Non-Vote
Oleg Firer	1,393,772	54,556	2,069,269
John Roland	1,333,772	40,556	2,069,269
Jon Najarian	1,155,387	218,941	2,069,269
Todd Raarup	1,333,727	40,601	2,069,269

All director nominees were duly elected.

Proposal 2: To approve an amendment to the Company’s 2013 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of Common Stock authorized for issuance under the Plan by 210,500 shares of Common Stock resulting (if such increase is authorized by the shareholders) in the aggregate 1,160,500 shares authorized for issuance under the Plan, which represents in the aggregate approximately 23.95% of our issued and outstanding Common Stock.

For	Against	Abstain	Broker Non-Vote
1,032,247	329,638	12,443	2,069,269

Proposal 2 was approved.

Proposal 3: To approve the issuance by the Company of 119,361 restricted shares of Common Stock to the Company’s Chief Executive Officer, Oleg Firer as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

For	Against	Abstain	Broker Non-Vote
1,008,075	357,469	8,784	2,069,269

Proposal 3 was approved.

Proposal 4: To approve the issuance by the Company of 12,287 restricted shares of Common Stock to the Company’s Chief Legal Officer, Steven Wolberg as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

For	Against	Abstain	Broker Non-Vote
1,004,996	359,442	9,890	2,069,269

Proposal 4 was approved.

Proposal 5: To approve the issuance by the Company of 4,824 restricted shares of Common Stock to the Company’s Chief Financial Officer, Jeffrey Ginsberg as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

For	Against	Abstain	Broker Non-Vote
1,007,012	353,509	13,807	2,069,269

Proposal 5 was approved.

Proposal 6: To approve the issuance by the Company of 3,909 restricted shares of Common Stock to the Company’s Chief Technology Officer, Andrey Krotov as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

For	Against	Abstain	Broker Non-Vote
1,002,833	357,974	13,521	2,069,269

Proposal 6 was approved.

Proposal 7: To approve the issuance by the Company of 13,107 restricted shares of Common Stock to President of Unified Payments, the Company’s subsidiary, Vlad Sadovskiy as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

For	Against	Abstain	Broker Non-Vote
1,004,306	359,079	10,943	2,069,269

Proposal 7 was approved.

Proposal 8: To approve the issuance by the Company of 8,730 restricted shares of Common Stock to the Company’s in-house counsel in Russia, Asaph Panarin as a performance bonus, as required by and in accordance with NASDAQ Listing Rule 5635.

For	Against	Abstain	Broker Non-Vote
1,010,163	353,362	10,803	2,069,269

Proposal 8 was approved.

Proposal 9: To ratify the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

For	Against	Abstain
2,964,698	462,016	16,883

Proposal 9 was approved.

Proposal 10: To approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
1,035,034	329,308	9,986	2,069,269

Proposal 10 was approved.

Proposal 11: To approve, on an advisory (nonbinding) basis, the frequency of advisory votes on the compensation of the Company’s named executive officers.

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
926,303	52,153	355,585	40,287	2,069,269

Proposal 11 was approved with three years as the frequency of advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2020

NET ELEMENT, INC.

	By:	/s/ Jeffrey Ginsberg
	Name:	Jeffrey Ginsberg
	Title:	Chief Financial Officer

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